UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 26, 2023

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 26, 2023, Golden Star Acquisition Corporation (the “Company”) announced that, commencing Wednesday, June 28, 2023, holders of the units sold in the Company’s initial public offering (the “Units”) may commence separate trading of the underlying component securities. The underlying securities are ordinary shares and rights.

The ordinary shares and rights that are separated will trade on Nasdaq under the symbols “GODN” and “GODNR” respectively. Holders of units will need to have their securities brokers contact Vstock Transfer LLC at 18 Lafayette Place, Woodmere, New York 11598, the Company’s transfer agent, in order to separate the units into ordinary shares and rights.

The Company consummated its initial public offering on May 4, 2023, consisting of 6,900,000 Units as a result of the underwriter’s exercise in full of their over-allotment option for an additional 900,000 Units. Each Unit consists of one ordinary share, par value $0.001 per ordinary share (“Share”) and one right to receive two-tenth (2/10) of one Share upon the consummation of the Company’s initial business combination. The Units were initially offered by the Company in an underwritten offering through Ladenburg Thalmann & Co. Inc., which acted as the sole book runner for the offering and as the representative of the underwriters in the offering.

Copies of the registration statement and final prospectus can be accessed through the SEC’s website at www.sec.gov.

On Monday, June 26, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the split of trading of the Units.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 26, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: June 27, 2023	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer

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